EXHIBIT 21

                         Subsidiaries of the Registrant

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Form                                                         Jurisdiction of        Doing
LLC/Partnership/Corporation                                  Organization           Business As

LLC
AirTouch Iowa, LLC                                           Delaware               Verizon Wireless
AirTouch Iowa RSA 1, LLC                                     Delaware               Verizon Wireless
AirTouch Iowa RSA 2, LLC                                     Delaware               Verizon Wireless
AirTouch Iowa RSA 7, LLC                                     Delaware               Verizon Wireless
AirTouch Minnesota, LLC                                      Delaware               Verizon Wireless
AirTouch Nebraska, LLC                                       Delaware               Verizon Wireless
AirTouch North Dakota, LLC                                   Delaware               Verizon Wireless
AirTouch Utah, LLC                                           Utah                   Verizon Wireless
AirTouch Cellular Eastern Region, LLC                        Delaware               Verizon Wireless
AT Delaware II, LLC                                          Delaware               Verizon Wireless
Bell Atlantic Mobile of Massachusetts Corporation, Ltd.      Bermuda                Verizon Wireless
Captive Partnership, LLC                                     Delaware               Verizon Wireless
Cellco Telephone Company of the Southeast, LLC               Delaware               Verizon Wireless
Cellco Telephone Company of the Southwest, LLC               Delaware               Verizon Wireless
Cellco Telephone Company, LLC                                Delaware               Verizon Wireless
Chicago 10MHz LLC                                            Delaware               Verizon Wireless
CommNet Cellular License Holding LLC                         Colorado               Verizon Wireless
GTE Mobilnet of the Southwest LLC                            Delaware               Verizon Wireless
GTE Railfone LLC                                             Delaware               Verizon Wireless
MBI Oversight LLC                                            Delaware               Verizon Wireless
Nationwide 929.8875 LLC                                      Delaware               Verizon Wireless
NC-2 LLC                                                     Delaware               Verizon Wireless
Southern & Central Wireless, LLC                             Delaware               Verizon Wireless
TU Acquisition Co., LLC                                      Delaware               Verizon Wireless
Verizon Wireless Acquisition South LLC                       Delaware               Verizon Wireless
Verizon Wireless Capital LLC                                 Delaware               Verizon Wireless
Verizon Wireless of Georgia LLC                              Delaware               Verizon Wireless
Verizon Wireless (VAW) LLC                                   Delaware               Verizon Wireless
Verizon Wireless Messaging Services, LLC                     Delaware               Verizon Wireless
Verizon Wireless Services, LLC                               Delaware               Verizon Wireless
Verizon Wireless South Area LLC                              Delaware               Verizon Wireless
Verizon Wireless Texas, LLC                                  Delaware               Verizon Wireless

Corporation

AirTouch Cellular                                            California             Verizon Wireless
Athens Cellular, Inc.                                        Delaware               Verizon Wireless
Bell Atlantic Cellular Consulting Group, Inc.                Delaware               Verizon Wireless
Bell Atlantic Mobile of Asheville, Inc.                      North Carolina         Verizon Wireless
Bell Atlantic Mobile Systems of Allentown, Inc.              Delaware               Verizon Wireless
Cellular Inc. Network Corporation                            Colorado               Verizon Wireless
Cellular, Inc. Financial Corporation                         Colorado               Verizon Wireless
Chequamegon Cellular, Inc                                    Colorado               Verizon Wireless
CommNet Cellular Inc.                                        Colorado               Verizon Wireless


                                                                                          March 2003
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Dakota Systems, Inc.                                         South Dakota           Verizon Wireless
East Iowa Cellular, Inc.                                     Iowa                   Verizon Wireless
Eastern South Dakota Cellular, Inc.                          South Dakota           Verizon Wireless
Gold Creek Cellular, Inc.                                    Colorado               Verizon Wireless
GTE Mobilnet of Florence, Alabama Incorporated               Delaware               Verizon Wireless
GTE Wireless of the Midwest Incorporated                     Indiana                Verizon Wireless
Jefferson Cellular, Inc.                                     Colorado               Verizon Wireless
Missouri Valley Cellular, Inc.                               South Dakota           Verizon Wireless
North Central RSA 2 Inc                                      North Dakota           Verizon Wireless
Northstar Paging Holdings Ltd.                               N/A                    Verizon Wireless
Northstar Paging Ltd.                                        N/A                    Verizon Wireless
Northwest Dakota Cellular Inc.                               North Dakota           Verizon Wireless
Northwest New Mexico Cellular Inc.                           New Mexico             Verizon Wireless
Pinnacles Cellular, Inc                                      Delaware               Verizon Wireless
Platte River Cellular, Inc.                                  Colorado               Verizon Wireless
Pueblo Cellular, Inc.                                        Colorado               Verizon Wireless
Sanborn Cellular, Inc.                                       South Dakota           Verizon Wireless
Sangre DeCristo Cellular, Inc.                               Colorado               Verizon Wireless
Smoky Hill Cellular, Inc.                                    Colorado               Verizon Wireless
Southwestco Wireless, Inc.                                   Delaware               Verizon Wireless
Terre Haute Cellular, Inc.                                   Colorado               Verizon Wireless
Teton Cellular, Inc.                                         Idaho                  Verizon Wireless
Topeka Cellular Telephone Company, Inc.                      Delaware               Verizon Wireless
UCN Subsidiary One Inc.                                      Delaware               Verizon Wireless
Verizon Wireless Canada Corporation                          Nova Scotia            Verizon Wireless
Verizon Wireless Messaging Services Canada, Ltd.             N/A                    Verizon Wireless
Verizon Wireless of the Southeast, Inc.                      Delaware               Verizon Wireless
Western Iowa Cellular, Inc.                                  Colorado               Verizon Wireless

Partnership

Allentown SMSA Limited Partnership                           Delaware               Verizon Wireless
Anderson Cellular Telephone Company                          District of Columbia   Verizon Wireless
Badlands Cellular of North Dakota Limited Partnership        Colorado               Verizon Wireless
Bell Atlantic Mobile of Rochester, L.P.                      New York               Verizon Wireless
Binghamton MSA Limited Partnership                           New York               Verizon Wireless
Bismarck MSA Limited Partnership                             Delaware               Verizon Wireless
Boise City MSA Limited Partnership                           Delaware               Verizon Wireless
Bristol Bay Cellular Partnership                             Delaware               Verizon Wireless
California RSA No. 3 Limited Partnership                     California             Verizon Wireless
California RSA No. 4 Limited Partnership                     California             Verizon Wireless
Cal-One Cellular L.P.                                        California             Verizon Wireless
Central Dakota Cellular of North Dakota
  Limited Partnership                                        Colorado               Verizon Wireless
Chicago SMSA Limited Partnership                             Illinois               Verizon Wireless
Colorado 7-Saguache Limited Partnership                      Colorado               Verizon Wireless
Colorado RSA No. 3 Limited Partnership                       Delaware               Verizon Wireless
CyberTel Cellular Telephone Company                          Missouri               Verizon Wireless
Dallas MTA, L.P.                                             Delaware               Verizon Wireless
Danville Cellular Telephone Company
  Limited Partnership                                        Virginia               Verizon Wireless
Des Moines MSA General Partnership                           Iowa                   Verizon Wireless
Dubuque MSA Limited Partnership                              Delaware               Verizon Wireless
Duluth MSA Limited Partnership                               Delaware               Verizon Wireless


                                                                                          March 2003
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Fayetteville Cellular Telephone Company
  Limited Partnership                                        North Carolina         Verizon Wireless
Fresno MSA Limited Partnership                               California             Verizon Wireless
Gadsden CellTelCo Partnership                                Alabama                Verizon Wireless
Gila River Cellular General Partnership                      Arizona                Verizon Wireless
Gold Creek Cellular of Montana Limited Partnership           Colorado               Verizon Wireless
Grays Harbor-Mason Cellular Limited Partnership              Delaware               Verizon Wireless
GTE Mobilnet of California Limited Partnership               California             Verizon Wireless
GTE Mobilnet of Fort Wayne Limited Partnership               Delaware               Verizon Wireless
GTE Mobilnet of Indiana Limited Partnership                  Indiana                Verizon Wireless
GTE Mobilnet of Indiana RSA #3 Limited Partnership           Indiana                Verizon Wireless
GTE Mobilnet of Indiana RSA #6 Limited Partnership           Indiana                Verizon Wireless
GTE Mobilnet of Santa Barbara Limited Partnership            Delaware               Verizon Wireless
GTE Mobilnet of South Texas Limited Partnership              Delaware               Verizon Wireless
GTE Mobilnet of Terre Haute Limited Partnership              Delaware               Verizon Wireless
GTE Mobilnet of Texas RSA #17 Limited Partnership            Delaware               Verizon Wireless
GTE Mobilnet of Texas RSA #21 Limited Partnership            Delaware               Verizon Wireless
Hamilton Cellular Telephone Company                          Ohio                   Verizon Wireless
Idaho 6-Clark RSA Limited Partnership                        Idaho                  Verizon Wireless
Idaho RSA No. 1 Limited Partnership                          Delaware               Verizon Wireless
Idaho RSA No. 2 Limited Partnership                          Delaware               Verizon Wireless
Idaho RSA 3 Limited Partnership                              Delaware               Verizon Wireless
Illinois RSA 1 Limited Partnership                           Illinois               Verizon Wireless
Illinois RSA 6 and 7 Limited Partnership                     Illinois               Verizon Wireless
Illinois SMSA LP                                             Illinois               Verizon Wireless
Illinois Valley Cellular RSA 2-1 Partnership                 Illinois               Verizon Wireless
Illinois Valley Cellular RSA 2-III Partnership               Illinois               Verizon Wireless
Indiana RSA #1 Limited Partnership                           Indiana                Verizon Wireless
Indiana RSA 2 Limited Partnership                            Delaware               Verizon Wireless
Iowa 8-Monona Limited Partnership                            Colorado               Verizon Wireless
Iowa RSA 5 Limited Partnership                               Delaware               Verizon Wireless
Iowa RSA No. 1 Limited Partnership                           Delaware               Verizon Wireless
Iowa RSA No. 2 Limited Partnership                           Iowa                   Verizon Wireless
Iowa RSA No. 4 Limited Partnership                           Delaware               Verizon Wireless
Jacksonville MSA Limited Partnership                         Delaware               Verizon Wireless
Kentucky RSA No. 1 Partnership                               Delaware               Verizon Wireless
Los Angeles SMSA Limited Partnership                         California             Verizon Wireless
Marais des Cygnes Cellular of Missouri
  Limited Partnership                                        Colorado               Verizon Wireless
Missouri RSA 9B1 Limited Partnership                         Delaware               Verizon Wireless
Modoc RSA Limited Partnership                                California             Verizon Wireless
Mohave Cellular Limited Partnership                          Delaware               Verizon Wireless
Muskegon Cellular Partnership                                District of Columbia   Verizon Wireless
New Hampshire RSA 2 Partnership                              Delaware               Verizon Wireless
New Mexico RSA 3 Limited Partnership                         Delaware               Verizon Wireless
New Mexico RSA 6-1 Partnership                               New Mexico             Verizon Wireless
New Mexico RSA No. 5 Limited Partnership                     Delaware               Verizon Wireless
New Par                                                      Delaware               Verizon Wireless
New York RSA 2 Cellular Partnership                          New York               Verizon Wireless
New York RSA No. 3 Cellular Partnership                      New York               Verizon Wireless
New York SMSA Limited Partnership                            New York               Verizon Wireless
North Central RSA 2 of North Dakota
  Limited Partnership                                        North Dakota           Verizon Wireless
North Dakota 5-Kidder Limited Partnership                    Colorado               Verizon Wireless
North Dakota RSA No. 3 Limited Partnership                   Delaware               Verizon Wireless


                                                                                          March 2003
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Northeast Pennsylvania SMSA Limited Partnership              Delaware               Verizon Wireless
Northern New Mexico Limited Partnership                      Colorado               Verizon Wireless
Northwest Dakota Cellular of North Dakota
  Limited Partnership                                        Colorado               Verizon Wireless
Northwest New Mexico Cellular of New Mexico
  Limited Partnership                                        Colorado               Verizon Wireless
NYNEX Mobile Limited Partnership 1                           Delaware               Verizon Wireless
NYNEX Mobile Limited Partnership 2                           Delaware               Verizon Wireless
NYNEX Mobile of New York, L.P.                               Delaware               Verizon Wireless
Olympia Cellular Limited Partnership                         Delaware               Verizon Wireless
Omaha Cellular Telephone Company                             Iowa                   Verizon Wireless
Orange County-Poughkeepsie Limited Partnership               New York               Verizon Wireless
Oxnard-Ventura-Simi Limited Partnership                      California             Verizon Wireless
Pennsylvania 3 Sector 2 Limited Partnership                  Delaware               Verizon Wireless
Pennsylvania 4 Sector 2 Limited Partnership                  Delaware               Verizon Wireless
Pennsylvania RSA 1 Limited Partnership                       Delaware               Verizon Wireless
Pennsylvania RSA No. 6 (I) Limited Partnership               Delaware               Verizon Wireless
Pennsylvania RSA No. 6 (II) Limited Partnership              Delaware               Verizon Wireless
Pittsburgh SMSA Limited Partnership                          Delaware               Verizon Wireless
Pittsfield Cellular Telephone Company                        Massachusetts          Verizon Wireless
Platte River Cellular of Colorado Limited Partnership        Colorado               Verizon Wireless
Portland Cellular Partnership                                Maine                  Verizon Wireless
Red River Cellular of North Dakota Limited Partnership       Colorado               Verizon Wireless
Redding MSA Limited Partnership                              California             Verizon Wireless
Riverbend Cellular of Iowa Limited Partnership               Colorado               Verizon Wireless
Rockford MSA Limited Partnership                             Illinois               Verizon Wireless
RSA 7 Limited Partnership                                    Delaware               Verizon Wireless
Sacramento Valley Limited Partnership                        California             Verizon Wireless
San Antonio MTA, L.P.                                        Delaware               Verizon Wireless
San Isabel Cellular of Colorado Limited Partnership          Colorado               Verizon Wireless
Sand Dunes Cellular of Colorado Limited Partnership          Colorado               Verizon Wireless
Seattle SMSA Limited Partnership                             Delaware               Verizon Wireless
Sioux City MSA Limited Partnership                           Iowa                   Verizon Wireless
Smoky Hill Cellular of Colorado Limited Partnership          Colorado               Verizon Wireless
Southern Indiana RSA Limited Partnership                     Indiana                Verizon Wireless
Southwestco Wireless L.P.                                    Delaware               Verizon Wireless
Spokane MSA Limited Partnership                              Delaware               Verizon Wireless
Springfield Cellular Telephone Company                       Delaware               Verizon Wireless
St. Joseph CellTelCo                                         Missouri               Verizon Wireless
St. Lawrence Seaway RSA Cellular Partnership                 New York               Verizon Wireless
Syracuse SMSA Limited Partnership                            New York               Verizon Wireless
Teton Cellular of Idaho Limited Partnership                  Colorado               Verizon Wireless
The Great Salt Flats Partnership                             Utah                   Verizon Wireless
Tuscaloosa Cellular Partnership                              Delaware               Verizon Wireless
UCN (Binghamton) Wireless Limited Partnership                Delaware               Verizon Wireless
Upstate Cellular Network                                     New York               Verizon Wireless
Utah RSA 6 Limited Partnership                               Delaware               Verizon Wireless
Utica Rome Cellular Partnership                              New York               Verizon Wireless
Verizon Wireless (VWMS) of Texas LP                          Arizona                Verizon Wireless
Verizon Wireless of the East LP                              Delaware               Verizon Wireless
Verizon Wireless Network Procurement LP                      Delaware               Verizon Wireless
Verizon Wireless Personal Communications LP                  Delaware               Verizon Wireless
Verizon Wireless Tennessee Partnership                       Delaware               Verizon Wireless
Vermont RSA Limited Partnership                              Delaware               Verizon Wireless


                                                                                          March 2003
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Virginia  RSA 5 Limited Partnership                          Virginia               Verizon Wireless
Virginia 10 RSA Limited Partnership                          Virginia               Verizon Wireless
Virginia Cellular Retail Limited Partnership                 Virginia               Verizon Wireless
Virginia RSA 2 Limited Partnership                           Delaware               Verizon Wireless
Virginia RSA 5 Retail Limited Partnership                    Virginia               Verizon Wireless
Wasatch Utah RSA No. 2 Limited Partnership                   Delaware               Verizon Wireless
Washington, D.C. SMSA Limited Partnership                    Virginia               Verizon Wireless
Waterloo MSA Limited Partnership                             Delaware               Verizon Wireless
Wescel Cellular of New Mexico Limited Partnership            Colorado               Verizon Wireless
West Iowa Cellular of Iowa Limited Partnership               Colorado               Verizon Wireless
Wisconsin RSA No. 8 Limited Partnership                      Delaware               Verizon Wireless
Wyoming 1-Park Limited Partnership                           Colorado               Verizon Wireless
Yellowstone Cellular of Wyoming Limited Partnership          Colorado               Verizon Wireless


                                                                                          March 2003
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